SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-18                  61-1430161
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-h

On January 25, 2004, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-h, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-h relating to the distribution date of January 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2004


                             Payment Date: 01/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1-A-1      39,555,503.02    4.428000%     2,504,202.59    145,959.81    2,650,162.39       0.00       0.00
                        1-A-2      19,906,212.71    5.018000%     1,260,233.99     83,241.15    1,343,475.13       0.00       0.00
                        A-P            74,415.50    0.000000%           104.42          0.00          104.42       0.00       0.00
Residual                A-R                 0.00    4.625520%             0.00          0.13            0.13       0.00       0.00
                        2-A-1      27,193,328.34    5.024000%       772,589.14    113,849.40      886,438.55       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         3,085,366.04    4.691221%        86,187.06     12,061.78       98,248.84       0.00       0.00
                        B-2         2,146,587.84    4.691221%        59,963.10      8,391.76       68,354.86       0.00       0.00
                        B-3         1,073,293.92    4.691221%        29,981.55      4,195.88       34,177.43       0.00       0.00
                        B-4           402,131.23    4.691221%        11,233.19      1,572.07       12,805.26       0.00       0.00
                        B-5           268,323.48    4.691221%         7,495.39      1,048.97        8,544.36       0.00       0.00
                        B-6           671,124.58    4.691221%        18,747.29      2,623.66       21,370.95       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         94,376,286.66     -            4,750,737.71    372,944.61    5,123,682.32     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1-A-1      37,051,300.43              0.00
                                1-A-2      18,645,978.72              0.00
                                A-P            74,311.08              0.00
Residual                        A-R                 0.00              0.00
                                2-A-1      26,420,739.19              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         2,999,178.97              0.00
                                B-2         2,086,624.75              0.00
                                B-3         1,043,312.37              0.00
                                B-4           390,898.04              0.00
                                B-5           260,828.09              0.00
                                B-6           652,377.29              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         89,625,548.95     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1-A-1  39,555,503.02     4.428000% 06050HQX9    11.924774      0.695047    176.434764
                           1-A-2  19,906,212.71     5.018000% 06050HQY7    11.924774      0.787657    176.434764
                           A-P        74,415.50     0.000000% 06050HQZ4     1.362243      0.000000    969.484006
Residual                   A-R             0.00     4.625520% 06050HRA8     0.000000      1.297241      0.000000
                           2-A-1  27,193,328.34     5.024000% 06050HRB6    14.744630      2.172781    504.231826
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     3,085,366.04     4.691221% 06050HRC4    19.776747      2.767732    688.200774
                           B-2     2,146,587.84     4.691221% 06050HRD2    19.776747      2.767732    688.200774
                           B-3     1,073,293.92     4.691221% 06050HRE0    19.776747      2.767732    688.200774
                           B-4       402,131.23     4.691221% 06050HRF7    19.776747      2.767732    688.200774
                           B-5       268,323.48     4.691221% 06050HRG5    19.776747      2.767732    688.200774
                           B-6       671,124.58     4.691221% 06050HRH3    19.776747      2.767732    688.200774
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      94,376,286.66       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        61,961,553.34    27,663,995.53    89,625,548.87
Loan count                    136               57              193
Avg loan rate           6.024664%        6.280022%             6.10
Prepay amount        3,877,700.72       788,364.22     4,666,064.94

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        72,451.60        28,574.24       101,025.84
Sub servicer fees            0.00             0.00             0.00
Trustee fees               219.74            94.85           314.59


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.105981%           100.000000%             86,729,459.57
   -----------------------------------------------------------------------------
   Junior            7.894019%             0.000000%              7,433,219.52
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   363,690.86
60 to 89 days                           0                         0.00
90 or more                              1                   698,146.71
Foreclosure                             0                         0.00

Totals:                                 2                 1,061,837.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,123,682.32          5,123,682.32
Principal remittance amount            4,750,737.71          4,750,737.71
Interest remittance amount               372,944.61            372,944.61